EXHIBIT 10.22

                               FIRST AMENDMENT TO
                         OPTICAL FIBER SUPPLY AGREEMENT

      THIS FIRST AMENDMENT TO OPTICAL FIBER SUPPLY AGREEMENT (this "First Amendment") is effective as of the 13th day of November, 2001, by and between COMMSCOPE, INC. OF NORTH CAROLINA, a North Carolina corporation
("CommScope") and FIBERCORE, INC., a Nevada corporation, and its subsidiaries and affiliates (collectively, "FiberCore").


                              BACKGROUND STATEMENT
                              --------------------

      The parties hereto previously entered into an Optical Fiber Supply Agreement dated as of December 18, 2000 (the "Supply Agreement"), pursuant to which FiberCore agreed to supply and CommScope agreed to purchase certain quantities of single-mode optical fiber during the term of the Supply Agreement. The parties now desire to modify and amend, in certain respects, the Supply Agreement, in order to evidence the revised agreement between the parties.


                             STATEMENT OF AGREEMENT
                             ----------------------

      NOW, THEREFORE, in consideration of the mutual premises contained herein, and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, CommScope and FiberCore hereby agree as follows:

      1. The final sentence of Section 1.1 of the Supply Agreement is hereby deleted.

      2. The first two (2) sentences of Section 6 of the Agreement are hereby deleted and replaced with the following:

            "CommScope agrees to purchase, and FiberCore agrees to sell single-mode optical fiber, as follows: (i) 119,000 km in 2001 (including previously purchased quantities); (ii) 55,000 km in 2002 and (iii) up to 250,000 km in 2003. CommScope expects to purchase such quantities of single-mode fiber in accordance with the delivery schedule set forth on Appendix B and as specified from time to time in its purchase orders. In addition, CommScope agrees to purchase, and FiberCore agrees to supply, substantially all of CommScope's requirements for 62.5 i multimode fiber for 2002 and 2003, with a minimum purchase commitment for such fiber of 35,000 km for 2002 and 40,000 km for 2003. CommScope's purchases of multimode fiber shall be in such quantities and for such delivery dates as specified by CommScope from time to time in its purchase orders. FiberCore will issue invoices in accordance with actual deliveries for each calendar month."

      3. A new paragraph is hereby added to the end of Section 6, as follows:

            "Notwithstanding any other provision of this Supply Agreement, during the term of this Supply Agreement, CommScope shall have no obligation to purchase from FiberCore, and CommScope may freely purchase from third parties: (i) any optical fiber for cable with respect to which the customer has specified that the optical fiber must be supplied by another producer; (ii) any optical fiber requested by the customer with specifications that FiberCore does not have the technical capability or legal right to produce; (iii) any optical fiber that cannot be delivered to CommScope to enable it, exercising commercially reasonable efforts, to meet the time schedule of its customer; provided that with respect to the first and third exceptions, CommScope must use a good faith effort to convince its customers to order, accept and use cable incorporating FiberCore's fiber products instead of those of another fiber manufacturer and that with respect to the second exception, CommScope must use a good faith effort to convince its customers to order, accept and use Supplier's fiber products meeting the Specifications instead of those of another fiber manufacturer."

      4. Appendix B is hereby deleted in its entirety and replaced with the attached Appendix B.

      5. Appendix D is hereby deleted in its entirety and replaced with the attached Appendix D.

      6. FiberCore hereby waives any default or event of default that has heretofore occurred as a result of CommScope not purchasing certain quantities of single-mode fiber as required by the Supply Agreement and specifically waives, without limitation, any right to payment pursuant to Section 6 of the Supply Agreement.

      7. FiberCore agrees to continue to use its best efforts to sell CommScope's quantities of single-mode fiber, including without limitation, quantities purchased by CommScope in the fourth quarter of 2001, to other customers, and agrees to reduce CommScope's future obligations hereunder, or to issue credits against future purchases, to the extent such sales are consummated.

      8. This First Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Supply Agreement except as expressly set forth herein. All other terms and provisions of the Supply Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

      9. All capitalized terms used herein without definition shall have the meaning assigned to such terms in the Supply Agreement.

      10. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof). This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

      11. This First Amendment will become effective when signed by all the parties hereto.

      12. Each party respectively represents and warrants that: (i) it has all necessary corporate power and authority to execute and deliver this First Amendment and to perform its obligations under the Supply Agreement, as amended hereby; and (ii) this First Amendment has been duly executed and delivered.



                         (Signatures on following page)

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first above written.


                                    COMMSCOPE, INC. OF NORTH CAROLINA


                                    By:   ____________________________________
                                          Randall W. Crenshaw
                                          Executive Vice President, Procurement


ATTEST:

By:   ______________________________
      Frank B. Wyatt, II, Secretary



                                    FIBERCORE, INC.

                                    By:    ________________________________
                                    Name:  ________________________________
                                    Title: ________________________________

ATTEST:

By:   ______________________________
      _____________________, Secretary

                                   APPENDIX B
                                   ----------

                               PRODUCT QUANTITIES


SINGLE-MODE OPTICAL FIBER:
--------------------------

Quantities not taken by CommScope in any given month may be carried over to subsequent months in the then current calendar year.


2001                        Quantity
----                        --------

Q1                          13,000 km

Q2                          16,000 km

Q3                          0 km

Q4                          90,000 km


2002
----

Q1 - 55,000 km; no required quantities for Q2, Q3 or Q4


2003
----

Up to 250,000 km, as ordered on purchase orders submitted by CommScope from time to time


MULTIMODE FIBER - 62.5 [mu]
---------------------------

2002
----

Subject to the limitations in the Supply Agreement, CommScope will offer to purchase substantially all of its requirements for 62.5 [mu] multimode fiber from FiberCore.


2003
----

Subject to the limitations in the Supply Agreement, CommScope will offer to purchase substantially all of its requirements for 62.5 [mu] multimode fiber from FiberCore.

                                   APPENDIX D
                                   ----------

                                 PRODUCT PRICING

--------------------------------------------------------------------------------
                          2001 - Q1, Q2      2001 - Q4         2002       2003
                          ----   ------      ----   --         ----       ----
--------------------------------------------------------------------------------
Single-mode Optical           $38/km           $30/km          TBD*       TBD*
Fiber
--------------------------------------------------------------------------------
Multimode Optical Fiber        N/A              N/A            TBD*       TBD*
--------------------------------------------------------------------------------

--------------
*FiberCore to provide market competitive pricing in accordance with the terms of the Supply Agreement.